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                                 Exhibit 10.03
                     Agreement for Desgin, Supply of Plant


                                                   CHANGE ORDER

    Change Order Date: November 3O, 1998                     Change Order No. 02
    Contractor:  Telesource CNMI, Inc.           CUC Contract No. CUC-PG-97-CO57

--------------------------------------------------------------------------------

                      This  CHANGE  ORDER  NO.02  is  made in  reference  to the
              AGREEMENT FOR DESIGN, SUPPLY OF PLANT AND EQUIPMENT, PRIVATE CONSTRUCTION, MAINTENANCE AND OPERATION, AND TRANSFER OF OWNERSHIP (Contract No. CUC-PG-97-COS7) effective as of September 17, 1997 between the COMMONWEALTH UTILITES CORPORATION and TELESOURCE CNMI, INC. (the "Original Agreement"). To the extent the terms and conditions of the Original Agreement and Change Order No. 1 are not in conflict with the terms and conditions of this Change Order No. 2 the provisions of both the Original Agreement, Change Order No. 1 and this Change Order No. 2 shall together hereafter govern the rights and obligations of the parties.


                                                     RECITALS


               A The parties to the Original Agreement desire to implement a more detailed procedure for submission and review of the drawings and technical specifications used in the performance of the Work, including a procedure to facilitate communications between CUC and the Contractor in the event that there is a need to clarify the technical portions of the Original Agreement or any change order issued thereunder.


               B. The parties further desire to amend and clarify Paragraph 11.2 of the Original Contract, which sets forth CUC rights regarding the review, comment and approval of all Drawings.


                                                     AGREEMENT

               1. Definitions.  Unless  otherwise  defined,  all capitalized terms used in this Change Order No. 2 are defined in the Original Agreement and are used herein as so defined.

               2. Reference to Paragraph 11.2. Reference is hereby made to Paragraph 11.2 of the Original Agreement, which states in its entirety:

                      11.2) Before starting certain Work identified in any Drawing. Contractor may submit such Drawing to CUC for review. CUC shall respond within five (5) Business Days of


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                      actual  receipt by CUC of the  Drawing.  After such review
                      CUC shall return one copy of each such Drawing to Contractor marked "Reviewed", "Reviewed with Comments" or "Comments" as appropriate and with sufficient explanation to enable Contractor to Determine the basis for any such comments. Contractor may proceed to implementation in the case of Drawings marked "Reviewed". Such Drawings marked "Reviewed with Comments" may be corrected by Contractor as appropriate but need not be re-submitted to CUC. Drawings marked "Comments" shall be corrected by Contractor and re-submitted to CUC. CUC, in reviewing such resubmitted Drawings shall be limited to review of matters related to or affected by the previous "Comments". If CUC does not respond within five (5) Business Days of Actual receipt of a Drawing by CUC, Contractor shall proceed as though CUC has no comments and CUC be deemed to have returned the Drawing to Contractor marked "Reviewed".

                                       CLARIFICATION OF GENERAL PROVISIONS

              3.  Amendment to Paragraph  11.2.  Paragraph  11.2 of the Original
                  Agreement,   is  hereby   replaced  in  its  entirety  by  the
                  following:
                11.2)              Review of Drawings and Specifications.

                       11.2.1)  Submittals.  Before starting the Work identified
                       in any Drawing or technical Specification (each a "Submittal"), Contractor shall submit three (3) copies of such Submittal to the CUC Project Manager for review. Submittals shall be delivered to the CUC Project Manager in a timely fashion so as to allow time for review, as set forth in Section 11.2.3) below, without impeding the progress of the Work.

                       11.2.2) Form of Submittal. Each Submittal shall clearly identify the following, as appropriate:

                                   a)  Date of submission and dates of any
                                       previous submissions.
                                   b)  Project title and number.
                                   c)  Contact identification.
                                   d)  Names of Contractor, Supplier and
                                       Manufacturer.
                                   e)  Identification of product, with
                                       Specification section number.
                                   f)  Field dimensions, clearly identified as
                                       such.
                                   g) Relation to adjacent or critical features of the Work or materials.
                                   h) Applicable standards, such as ASTM or federal specification numbers.
                                   i)  Identification of deviations from the
                                       Scope of Work.
                                   j)  Identification of revisions on
                                       resubmittal.
                                   k) A blank space for the Contractor and CUC Project Manager stamps.
                                   l) Contractor shall initial or sign each Submittal, and by so-doing he shall be deemed to have represented to CUC that
                                       Contractor  has  either   determined  and
                                       verified all quantities,




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                                       dimensions,  field construction criteria,
                                       materials, catalog number, and similar data, or assumes full responsibility for doing so and has reviewed or coordinated each Submittal with the requirements of the Scope of Work.

                                   m) If the Scope of Work includes performance specifications stating required results which can be verified as meeting stipulated criteria, so that further detailed design by Contract prior to fabrication is necessary, such Submittal must be prepared under the seal of a professional engineer registered in the appropriate jurisdiction and contain a certification in a form substantially as follows:
                                           "I hereby certify that this Submittal
                                           was prepared by me or under my direct
                                           personal  supervision  or that I have
                                           personally  reviewed  this  Submittal
                                           which was  prepared by others,  and I
                                           accept    responsibility    for   the
                                           adequacy of the Submittal to meet the
                                           criteria  stipulated  in the Scope of
                                           Work to the same  degree that I would
                                           If I had prepared it, and that I am a
                                           duly     registered      professional
                                           engineer,   under  the  laws  of  the
                                           Commonwealth of the Northern  Mariana
                                           Islands,  and that I am  competent to
                                           prepare or review this Submittal."

                       11.2.3) CUC Review. CUC shall respond within ten (10) Business Days of actual receipt by CUC of the Submittal. CUC's review shall be limited to the Submittal's general conformance to the design concept of the Plant and compliance with information set forth in the Scope of
                       Work. CUC review shall not extend to means, methods, sequences, techniques or procedures of construction or to safety precautions or programs incident thereto. Review of a separate item as such will not indicate approval of the assembly in which the item functions. After such review CUC shall return one copy of each such Drawing to Contractor marked "Reviewed", "Reviewed with Comments", "Comments" or "Returned" as appropriate and with sufficient explanation to enable Contractor to Determine the basis for any such designation.

                           11.2.3.1)       "Reviewed".     Submittals     marked
                                           "Reviewed" has been designated by CUC
                                           to be in  conformance  to the  design
                                           concept  of the  Plant  and  Scope of
                                           Work.   Contractor   may  proceed  to
                                           implementation   in   the   case   of
                                           "Reviewed" Submittals.

                           11.2.3.2)       "Reviewed with Comments".  Submittals
                                           marked  "Reviewed with Comments" have
                                           been reviewed by CCC and appear to be
                                           in  conformance to the design concept
                                           of  the  Plant  and  Scope  of  Work,
                                           except  as noted  by the CCC  Project
                                           Manager.  Contractor may proceed with
                                           the  implementation  in the  case  of
                                           Submittals  "Reviewed  with Comments"
                                           with    the     modifications     and
                                           corrections  as  indicate  by the CUC
                                           Project Manager. Submittals "Reviewed
                                           with    Comments"    need    not   be
                                           resubmitted to CUC.



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                           11.2.3.3)       "Comments".  Submittals  marked
                                           "Comments" have been reviewed by CUC
                                           and appear to fail to conform  to the
                                           design  concept of the Plant and
                                           Scope of Work.  The  Contractor
                                           shall not  implement the Work related
                                           to such "Returned"  Submittals,  but
                                           shall cure the  defects and  resubmit
                                           such Submittal  for CUC  review  in
                                           the  same  manner  as set  forth  in
                                           this Section  11.2).  All  changes
                                           from  the  previous  submittal  shall
                                           be clearly  identified by Contractor.
                                           CUC, in reviewing such  resubmittals
                                           shall be  limited to review of
                                           matters  related  to or  affected  by
                                           the previous "Comments".

                           11.2.3.4)       "Returned".     Submittals     marked
                                           "Returned" have not been reviewed due
                                           to a  defect  in  the  form  required
                                           under   Section    11.2.2)   or   are
                                           substantially  contrary to the design
                                           concept  of the  Plant  and  Scope of
                                           Work.   The   Contractor   shall  not
                                           implement  the Work  related  to such
                                           "Returned" Submittals, but shall cure
                                           the   defects   and   resubmit   such
                                           Submittal   for   CUC   review,    if
                                           required.

                           11.2.3.5)       CUC's Failure to Respond. If CUC does
                                           not respond  within ten (10) Business
                                           Days of Actual receipt of a Submittal
                                           by CUC, or before the  expiration  of
                                           any  extension  thereof,   Contractor
                                           shall  proceed  as though  CUC has no
                                           comments  and CUC  shall be deemed to
                                           have   returned   the   Submittal  to
                                           Contractor marked "Reviewed".

                       11.2.4) Request for Extension. For good cause demonstrated by CUC, Contractor shall grant, and CUC shall be entitled to, one (1) extension of reasonable length to the response period set forth in Paragraph 11.2.3), above, the length of such extension to be mutually agreed upon by the parties on a case by case basis; provided CUC shall have requested such extension in writing within the original ten (10) day response period; and provided further that Contractor shall be entitled to a Change Order under Section 5 of the Original Agreement, equitably adjusting the Contract Term and/or Price to reflect any delays caused by CUC's failure to respond within the original ten (10) day response period.

                       1125)  Deviations.  CUC's review of Submittals under this
                       Section 11.2) shall not relieve Contractor from its responsibility for any deviations from the Scope of Work unless Contractor has, in writing, called the CUC Project Manager's attention to the deviation at the time of submission, and the CUC Project Manager has given his written concurrence to such deviation through a change in the Scope of Work evidenced by a Change Order executed under Section 5 of the Original Agreement. CUC consent under this Section 11.2.5) shall not relieve Contractor from its responsibility for errors or omissions in Submittals.

                       11.2.1) Work in Progress. All Submittals under which Work is currently on-going as of the date of this Change Order No. 2 shall be deemed to be



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                       marked "Reviewed". All other Submittals,  including those
                       Submittals related to Change Order No. 1 shall be subject to the amended review procedures of this Section 11.2).

               4. Procedure for Clarifying Drawings and Technical Specifications. Paragraph 11.3 shall be added to the Original Agreement setting forth the procedure for obtaining clarifications to the Drawings and technical Specifications as follows:

                      11.3) Requests for Information.

                      11.3.1) RFI Procedure. In the event Contractor requires technical or other information from CUC relating to the Work, he may request such information from CUC through a "Request For Information". CUC shall respond to all Requests For Information within ten (10) Business Days of their receipt, including in their response all detail necessary for the completion of the Work.

                       11.3.2) Contractor Action. Responses to Requests for Information which do not involve a change in the Contract Price or Term, and which are consistent with the overall intent of the Original Agreement including the provisions of Change Order No. 1, shall be preformed by Contractor without additional claim or charge.

                       11.3.3)  Change  Orders.  In the event any  response to a
                       Request for Information necessitates a change or adjustment in the Work, other than a change under Section 11.3.2, above, Contractor shall be entitled a Change Order which references the applicable Request for Information and adjusts the Contract Price and/or Term in accordance with Section 5 of the Original Agreement.

                       11.3.4) CUC's Failure to Respond. If CUC does not respond within ten (10) Business Days of Actual receipt of the Request for Information by CUC, unless an extension is granted under the same procedure as provided in Paragraph 11.2.4, above, Contractor shall be entitled to a Change Order under Section 5 of the original Agreement, which makes an equitable adjustment to the Contract Term and/or Price to reflect any delays caused by CUC's failure to act.




                                       (This space intentionally left blank]




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                       IN WITNESS WHEREOF, the parties have executed this Change
               Order No.2 as of the date(s) set for the below.


               Procurement and Supply

                       I hereby certify that to the best of my  information  and
               belief this Change Order is in compliance with the CUC Procurement Regulations, is for a public purpose, and does not waste or abuse public funds.

              /s/ Mariano DLG. Fajardo                    Date:    12/4/98
              ------------------------------             -----------------------
              ------------------------------             -----------------------
                                        Mariano DLG. Fajardo
                               Manager, Procurement & Supply


               Commonwealth Utilities Corporation Comptroller

                       I  hereby  certify  that  there  are   sufficient   funds
               available for the execution of this Change Order.

               /s/ Yenny Tom                               Date:    12/3/98
               ------------------------------             ----------------------
               ------------------------------             ----------------------
                                                   Yenny Tom
                                                 Comptroller


               Attorney General

                       I  hereby   certify  that  this  Change  Order  has  been
               numbered, reviewed and approved as to form and legal capacity.

              /s/ William J. Ohile for Maya B. Kara       Date:    12/3/98
              ------------------------------------       -----------------------
              ------------------------------------       -----------------------
                                                Maya B. Kara
                                   Attorney General (Acting)





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               Commonwealth Utilities Corporation

              /s/ Timothy P. Villagomez                   Date:    12/3/98
              -------------------------             ----------------------------
              -------------------------             ----------------------------
                                       Timothy P. Villagomez
                                          Executive Director

             /s/ Juan S. Dela Cruz                       Date:    12/3/98
             --------------------------             ----------------------------
             --------------------------             ----------------------------
                                           Juan S. Dela Cruz
                                Chairman, Board of Directors


               Commonwealth Development Authority

              /s/ Juan S. Tenorio                         Date:    12/9/98
              --------------------------             --------------------------
              --------------------------             --------------------------
                                             Juan S. Tenorio
                                Chairman, Board of Directors


               Telesource CNMI, Inc.

                       On behalf of Telesource CNMI, Inc., I represent that I am
               authorized to bind Telesource CNMI Inc. to the terms of this Change Order, and by my signature I do so hereby accept for Telesource, CNMI, Inc., and bind Telesource CNMI, Inc. to, the terms of this Change Order. I further represent for Telesource CNMI, Inc. that no person associated with Telesource CNMI, Inc. has retained any person in violation of Section 6-205 of the CUC Procurement Regulations.


               /s/ Khajarour S. Semikian                   Date:    11/30/98
               --------------------------             --------------------------
               --------------------------             --------------------------
                                       Khajadour S. Semikian
                                                   President


--------------------------------------------------------------------------------
                                CERTIFICATION OF CONTRACT COMPLETION

                       I hereby certify that this contract bears all signatures and is therefore complete.


             /s/ Mariano DLG. Fajardo                    Date:    12/10/98
             -------------------------             -----------------------------
             -------------------------             -----------------------------
                                        Mariano DLG. Fajardo
                               Manager, Procurement & Supply





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